                                                                   Exhibit 10.10

                           AGREEMENT TO EXTEND OPTION


         THIS AGREEMENT TO EXTEND OPTION ("Agreement") is made and entered into as of the 17th day of December, 1998 by and among (i) PRIMIS, INC. (formerly Premier Appraisals, Inc.), a Georgia corporation ("Company"), and (ii) CHRYSALIS VENTURES LIMITED PARTNERSHIP, a Kentucky limited partnership, CASSELBERRY PARTNERS, L.P., a Kentucky limited partnership, JG FUNDING, LLC, a Kentucky limited liability company, WINDCREST PARTNERS, a New York limited partnership,
J. DAVID GRISSOM, an individual, RICHLAND VENTURES II, L.P., a Delaware limited partnership, REMINGTON INVESTMENTS STRATEGIES, L.P., a limited partnership, MOORE GLOBAL INVESTMENTS, LTD., a limited partnership, SOUTH ATLANTIC PRIVATE EQUITY FUND IV, LIMITED PARTNERSHIP, a Delaware limited partnership, and SOUTH ATLANTIC PRIVATE EQUITY FUND IV (Q.P.), LIMITED PARTNERSHIP, a Delaware limited partnership (each an "Investor" and collectively the "Investors").

         WITNESSETH:

         Company and Investors entered into a Common Stock Purchase Agreement dated June 16, 1998 (the "Purchase Agreement") pursuant to which Investors purchased shares of Company's Common Stock.

         Section 1.c of the Purchase Agreement provided that Investors would have the right and option, at any time before December 16, 1998, to purchase additional shares of Company's Common Stock, at a purchase price of $5.50 per share, as set forth in the Purchase Agreement.

         Company has determined that an extension of the options provided in the Purchase Agreement would be in Company's best interest and in the interest of the shareholders of Company.

         Therefore, Company desires to effectively extend the Option granted under the Purchase Agreement by granting each Investor a similar option to purchase shares of Company's Common Stock exercisable upon and subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and intending to be legally bound, Company and Investors agree as follows:

         1. OPTION TO PURCHASE COMMON STOCK. Subject to the terms and conditions of this Agreement, each Investor shall have the right and option (the "Option"), but not the obligation, at any time on or before July 1, 1999 (the "Option Expiration Date"), upon delivery of ten (10) days prior written notice to Company (the "Option Notice"), to purchase from Company, and Company agrees to sell, issue and deliver to such Investor, the number of shares of Common Stock of Company set forth opposite each Investor's name on SCHEDULE 1 attached hereto (the "Option Shares"), at a price of Five Dollars and Fifty Cents
($5.50) per share (the "Option Purchase Price"). The Option Shares and the Option Purchase Price shall be subject to adjustment as provided in Section 3 of this Agreement. The Option may not be exercised by an Investor for any amount less than the entire number of shares set forth opposite such

Investor's name on Schedule 1. Within ten (10) days of delivery of the Option Notice by an Investor, such Investor shall deliver the Option Purchase Price to Company in immediately available funds. Upon receipt of the entire Option Purchase Price from an Investor, Company shall deliver certificates representing the Option Shares to the Investor.

         2. COMPANY RIGHT TO CALL OPTIONS. Notwithstanding the provisions of
Section 1 of this Agreement to the contrary, on or before the Option Expiration Date, Company may, by delivery of twenty (20) days prior written notice to Investors (the "Call Notice"), "call" the Options and, in such event, each Investor shall either (i) exercise his or its Option to purchase all, but not less than all, of the Investor's Option Shares, within twenty (20) days following delivery of the Call Notice, or (ii) forfeit his or its right to exercise the Option and purchase the Option Shares pursuant to Section 1 of this Agreement. If an Investor elects to exercise his or its right to exercise the Investor's Option under this Section 2 and purchase the Option Shares, the purchase price and terms of purchase with respect to the Option shall be the same as set forth in Section 1 of this Agreement. If an Investor elects not to exercise the Investor's Option and purchase the Option Shares pursuant to this
Section 2, such Investor shall have no further rights pursuant to this Agreement or the Purchase Agreement to purchase shares of Company's Common Stock pursuant to the Option.

         3. CAPITAL ADJUSTMENTS. In the event of a capital adjustment in the Common Stock of Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger or consolidation, or any other change in the nature or number of shares of Common Stock of Company, a proportionate adjustment shall be made in the maximum number and kind of shares to be delivered upon exercise of the Option, and in the Option Purchase Price. By virtue of such a capital adjustment, the Option Purchase Price shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such Option. In addition, if Company shall issue any of its Common Stock for a consideration per share which is less than the Option Purchase Price in effect immediately prior to such issuance or for no consideration (other than shares reserved for issuance to employees and officers of Company pursuant to Company's outstanding option plan), the Option Purchase Price shall be reduced to such lower price.

         4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, executors, successors and assigns.

         5. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties hereto with respect to the subject matter hereof and may not be amended excepted in a writing signed by all the parties hereto.

         6. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same agreement.


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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                           "COMPANY"

                           PRIMIS, INC.


                           By:
                              ----------------------------------------

                           Title:
                                 -------------------------------------


                           "INVESTORS"

                           CHRYSALIS VENTURES LIMITED PARTNERSHIP

                           By:  Chrysalis Ventures, LLC, its General Partner


                           By:
                               ----------------------------------------
                                David A. Jones, Jr., Manager


                           CASSELBERRY PARTNERS, L.P.


                           By:
                                ----------------------------------------
                           Title:
                                   -------------------------------------


                           J.G. FUNDING, LLC

                           By:  Chrysalis Ventures, LLC, its Manager


                           By:
                                ----------------------------------------
                                David A. Jones, Jr., Manager





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


                                ------------------------------------------
                                J. DAVID GRISSOM


                                WINDCREST PARTNERS


                                By:
                                    ---------------------------------------
                                A General Partner


                                RICHLAND VENTURES II, L.P.


                                By:
                                    ---------------------------------------
                                Its:
                                     --------------------------------------


                                SOUTH ATLANTIC PRIVATE EQUITY FUND IV,
                                LIMITED PARTNERSHIP

                                By:  South Atlantic Private Equity Partners,
                                     Limited Partnership, Its General Partner


                                By:
                                   -----------------------------------------
                                Its: General Partner


                                SOUTH ATLANTIC PRIVATE EQUITY FUND IV,
                                (Q.P.), LIMITED PARTNERSHIP

                                By:  South Atlantic Private Equity Partners,
                                     Limited Partnership, Its General Partner


                                By:
                                   ----------------------------------------
                                Its: General Partner



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

                                 MOORE GLOBAL INVESTMENTS, LTD.


                                By:
                                   _______________________________________
                                ____________ of Moore Capital
                                Management
                                Its: Trading Advisor


                                REMINGTON INVESTMENTS STRATEGIES, L.P.


                                By:
                                   _______________________________________
                                   ___________ of Moore Capital
                                   Advisors, LLC
                                    Its: General Partner




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

                                   SCHEDULE 1

                                Investor's Option

                                                   Number of Shares
       Investor                                    of Common Stock
       --------                                    -----------------
J. David Grissom
c/o Mayfair Capital
Suite 2510
400 West Market Street
Louisville, KY  40202                                          90,909

Windcrest Partners
49th Floor
122 East 42nd Street
New York, NY  10168-0130                                       45,454

Richland Ventures II, L.P.
3100 West End Avenue
Suite 400
Nashville, TN  37203-1304                                      181,818

South Atlantic Private Equity Fund IV
Limited Partnership
614 W. Bay Street, Suite 200
Tampa, FL   33606                                              76,363

South Atlantic Private Equity Fund IV
(Q.P.), Limited Partnership
614 W. Bay Street, Suite 200
Tampa, FL  33606                                               105,454

Moore Global Investments, Ltd.
c/o Citco Fund Services (Bahamas), Ltd.
Bahamas Financial Center
Charlotte & Shirley Street
P.O. Box CB 13136
Nassau, Bahamas                                                149,090


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


Remington Investments Strategies, L.P.
1251 Avenue of the Americas
New York, NY  10020                                            32,727

Casselberry Partners, L.P.
c/o Douglas F. Cobb
600 West Main Street
Louisville, KY  40202                                          22,442

J.G. Funding, LLC
1850 National City Tower
101 South Fifth Street
Louisville, KY  40202                                          20,649

Chrysalis Ventures Limited Partnership
1850 National City Tower
101 South Fifth Street
Louisville, KY  40202                                          56,908



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